UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 14, 2022

VIRGIN GROUP ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Commission File Number: 001-40263

Cayman Islands	N/A
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, New York , 10012

(Address of principal executive offices, including zip code)

+1 (212) 497-9050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	VGII.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	VGII	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	VGII.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on June 14, 2022, Virgin Group Acquisition Corp. II (“VGAC II”) convened its extraordinary general meeting (the “Special Meeting”) to approve, among other things, the previously announced business combination with Grove Collaborative, Inc., a Delaware public benefit corporation (“Grove”).

At the Special Meeting, VGAC II’s shareholders approved, among other items, the Grove Collaborative Holdings, Inc. 2022 Equity and Incentive Plan (the “Incentive Plan”) and the Grove Collaborative Holdings, Inc. Employee Stock Purchase Plan (the “Stock Plan”). A description of the material terms of each of the Incentive Plan and Stock Plan is included in VGAC II’s definitive proxy statement filed by VGAC II with the Securities and Exchange Commission on May 16, 2022 (the “Proxy Statement”), which descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Incentive Plan and Stock Plan, which are attached as Annex I and Annex J, respectively, to the Proxy Statement and are also incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Special Meeting was held on June 14, 2022 to consider and vote upon certain proposals related to the Agreement and Plan of Merger, dated as of December 7, 2021, as amended and restated on March 31, 2022 (the “Merger Agreement”), by and among VGAC II, Treehouse Merger Sub, Inc., a Delaware corporation and wholly owned direct subsidiary of VGAC II (“Merger Sub I”), Treehouse Merger Sub II, LLC, a Delaware limited liability company and wholly owned direct subsidiary of VGAC II (“Merger Sub II”), and Grove, pursuant to which, among other things, on the terms and subject to the conditions set forth therein, at least one day following the deregistration of VGAC II as an exempted company in the Cayman Islands and the continuation and domestication of VGAC II as a public benefit corporation in the State of Delaware with the name “Grove Collaborative Holdings, Inc.” (“New Grove”), Merger Sub I will merge with and into Grove (the “Initial Merger”), with Grove as the surviving company in the Initial Merger and, after giving effect to the Initial Merger, continuing as a wholly-owned subsidiary of New Grove (the “Initial Surviving Corporation”), and (ii) immediately following the Initial Merger, and as part of the same overall transaction as the Initial Merger, the Initial Surviving Corporation will merge with and into Merger Sub II (the “Final Merger”, together with the Initial Merger, the “Mergers”), with Merger Sub II as the surviving company in the Final Merger and, after giving effect to the Final Merger, continuing as a wholly-owned subsidiary of New Grove.

There were 40,250,000 Class A ordinary shares and 10,062,500 Class B ordinary shares of VGAC II outstanding as of April 25, 2022, the record date for the Special Meeting. At the Special Meeting, the holders of 25,746,757 Class A ordinary shares and 10,062,500 Class B ordinary shares were represented in person or by proxy, representing approximately 71.17% of the total ordinary shares of VGAC II, which constituted a quorum.

Set forth below are the proposals voted upon at the Special Meeting (each of which is described in the Proxy Statement) and the final voting results.

1.

Resolved as an ordinary resolution, that VGAC II’s entry into the Merger Agreement, a copy of which is attached to the Proxy Statement as Annex A be approved, pursuant to which, among other things, at least one day following the de-registration of VGAC II as an exempted company in the Cayman Islands and the continuation and domestication of VGAC II as a public benefit corporation in the State of Delaware with the name “Grove Collaborative Holdings, Inc.,” (a) (i) Merger Sub I will merge with and into Grove, with Grove as the surviving company in the Initial Merger and, after giving effect to the Initial Merger, continuing as a wholly-owned subsidiary of Grove, and (ii) immediately following the Initial Merger, and as part of the same overall transaction as the Initial Merger, the Initial Surviving Corporation will merge with and into Merger Sub II, with Merger Sub II as the surviving company in the Final Merger and, after giving effect to the Final Merger, continuing as a wholly-owned subsidiary of New Grove, and (b) in accordance with the terms and subject to the conditions of the Merger Agreement, at the time at which the Initial Merger becomes effective (the “Initial Effective Time”), based on an implied equity value of $1.4 billion: (A) each share of Grove common stock (other than the Backstop Tranche 1 Shares (as defined below)) and preferred stock (on an as-converted to common stock basis) (other than dissenting shares) will be canceled and converted into the right to receive (i) a number of shares of New Grove Class B common stock, par value $0.0001 per share, of New Grove (the “New Grove Class B Common Stock”), as determined pursuant to an exchange ratio set forth in the Merger Agreement (the “Exchange Ratio”) and (ii) a number of restricted shares of New Grove Class B Common Stock that will vest upon the achievement of certain earnout thresholds prior to the tenth anniversary of the closing of the Mergers, as more fully described in the Proxy Statement (such shares, the “Grove Earnout Shares”); (B) each outstanding option to purchase Grove common stock (whether vested or unvested) will be assumed by New Grove and converted into (i) comparable options that are exercisable for shares of New Grove Class B Common Stock, with a value determined in accordance with the Exchange Ratio (and, with regard to options that are intended to qualify as “incentive stock options” under Section 422 of the Code, in a manner compliant with Section 424(a) of the Code) and (ii) the right to receive a number of Grove Earnout Shares; (C) each award of restricted stock units to acquire Grove common stock (whether vested or unvested) (collectively, “Grove RSUs”) will be assumed by New Grove and converted into (i) a comparable award of restricted stock units to acquire shares of New Grove Class B Common Stock and (ii) the right to receive a number of Grove Earnout Shares; (D) each warrant to acquire shares of Grove common stock or Grove preferred stock will be assumed by New Grove and converted into (i) a comparable warrant to acquire shares of New Grove Class B Common Stock and (ii) the right to receive a number of Grove Earnout Shares; and (E) each share of Grove common stock issued to Corvina Holdings Limited prior to the Initial Effective Time pursuant to that certain Subscription Agreement, dated as of March 31, 2022, by and among VGAC II, Grove and Corvina Holdings Limited, and not repurchased prior to the Initial Effective Time (the “Backstop Tranche 1 Shares”) will be canceled and converted into the right to receive a number of shares of New Grove Class B Common Stock equal to the Exchange Ratio, was as follows. The implied equity value of $1.4 billion includes the value of the options exercisable for shares of New Grove Class B Common Stock that are issued and outstanding in respect of options (whether vested or unvested) to purchase Grove common stock but excludes (X) the value of the options exercisable for shares of New Grove Class B Common Stock that are issued and outstanding in respect of options to purchase Grove common stock granted since January 1, 2021 under Grove’s 2016 Equity Incentive Plan that have not yet vested as of immediately prior to the closing of the Mergers, (Y) the value of the shares of New Grove Class B Common Stock underlying outstanding Grove RSUs granted since January 1, 2021 under Grove’s 2016 Equity Incentive Plan that have not yet vested as of immediately prior to the closing of the Mergers and (Z) the value of the Backstop Tranche 1 Shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
32,769,647	3,034,649	4,961	0

2.

Resolved as a special resolution, that VGAC II be transferred by way of continuation to Delaware pursuant to Part XII of the Companies Act (As Revised) of the Cayman Islands and Section 388 of the General Corporation Law of the State of Delaware and, immediately upon being de-registered in the Cayman Islands, VGAC II be continued and domesticated as a public benefit corporation under the laws of the State of Delaware and, conditioned upon, and with effect from, the registration of VGAC II as a corporation in the State of Delaware, the name of VGAC II be changed from “Virgin Group Acquisition Corp. II” to “Grove Collaborative Holdings, Inc.” (the “Domestication”) and the registered office of VGAC II be changed to 3500 South DuPont Highway, City of Dover, County of Kent, Delaware 19901.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
32,760,504	3,043,793	4,960	0

3.

Resolved as a special resolution, that the existing amended and restated memorandum and articles of association of VGAC II (together, the “Existing Governing Documents”) be amended and restated by the deletion in their entirety and the substitution in their place of the proposed new certificate of incorporation, a copy of which is attached to the Proxy Statement as Annex C (the “Proposed Certificate of Incorporation”) and the proposed new bylaws, a copy of which is attached to the Proxy Statement as Annex D (the “Proposed Bylaws”) of “Grove Collaborative Holdings, Inc.” upon the Domestication, be approved as the certificate of incorporation and bylaws, respectively, of Grove Collaborative Holdings, Inc., effective upon the effectiveness of the Domestication.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
32,760,504	3,043,791	4,962	0

4.

Resolved as a non-binding, advisory resolution, that the change in the authorized share capital of VGAC II from (i) $22,100 divided into 200,000,000 Class A ordinary shares, par value $0.0001 per share, (ii) 20,000,000 Class B ordinary shares, par value $0.0001 per share, and (iii) 1,000,000 preference shares, par value $0.0001 per share, to (a) 600,000,000 shares of New Grove Class A common stock, par value $0.0001 per share, of New Grove (the “New Grove Class A Common Stock”), (b) 200,000,000 shares of New Grove Class B Common Stock, and (c) 100,000,000 shares of preferred stock, par value $0.0001 per share, of New Grove be approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
26,696,066	7,130,463	1,982,728	0

5.

Resolved as a non-binding, advisory resolution, that the amendment and restatement of the Existing Governing Documents be approved and that all other changes necessary or, as mutually agreed in good faith by VGAC II and Grove, desirable in connection with the replacement of the Existing Governing Documents with the Proposed Certificate of Incorporation and Proposed Bylaws as part of the Domestication (copies of which are attached to the proxy statement as Annex C and Annex D, respectively), including (i) changing the post-business combination corporate name from “Virgin Group Acquisition Corp. II” to “Grove Collaborative Holdings, Inc.” (which is expected to occur upon the consummation of the Domestication), (ii) making New Grove’s corporate existence perpetual, (iii) adopting Delaware as the exclusive forum for litigation arising out of the Securities Act of 1933, as amended and (iv) removing certain provisions related to our status as a blank check company that will no longer be applicable upon consummation of the business combination be approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
26,894,894	8,787,372	126,991	0

6.

Resolved as a non-binding, advisory resolution, that the issuance of shares of New Grove Class B Common Stock, which will allow holders of New Grove Class B Common Stock to cast ten votes per share of New Grove Class B Common Stock be approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
26,455,595	8,986,025	367,637	0

7.

Resolved as an ordinary resolution, that for the purposes of complying with the applicable provisions of New York Stock Exchange Listing Rule 312.03, the issuance of shares of New Grove Class A Common Stock, shares of New Grove Class B Common Stock and warrants to purchase New Grove Class A Common Stock be approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
32,760,636	3,043,790	4,831	0

8.	Resolved as an ordinary resolution, that the Grove Collaborative Holdings, Inc. 2022 Equity and Incentive Plan, a copy of which is attached to the Proxy Statement as Annex I be adopted and approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
32,346,764	3,043,951	418,542	0

9.	Resolved as an ordinary resolution, that the Grove Collaborative Holdings, Inc. Employee Stock Purchase Plan, a copy of which is attached to the proxy statement as Annex J be adopted and approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
32,520,086	3,043,819	243,352	0

10.

Resolved as an ordinary resolution, that the proposal to elect Stuart Landesberg, Christopher Clark, David Glazer, John Replogle, Kristine Miller, Rayhan Arif and Naytri Shroff Sramek, in each case, to serve as directors of New Grove until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal be adopted and approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
10,062,500	0	0	0

Item 8.01	Other Events

On June 14, 2022, VGAC II issued a press release announcing the results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release dated June 14, 2022.

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2022

VIRGIN GROUP ACQUISITION CORP. II

By:	/s/ Harold Brunink
Name:	Harold Brunink
Title:	Assistant Secretary